UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

iShares Trust

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Act Today to Avoid Potential Adverse Tax Consequences from the

Potential Closure and Liquidation of Your iShares S&P Global

Consumer Discretionary Sector Index Fund

Dear iShares S&P Global Consumer Discretionary Sector Index Fund Shareholder,

I apologize in advance for our multiple attempts to contact you over the last few months regarding a Special Meeting of Shareholders (the “Meeting”) of the iShares S&P Global Consumer Discretionary Sector Index Fund. Due to a lack of sufficient shareholder votes on the new investment advisory agreement proposal, the Meeting has been adjourned for a fifth time to January 28, 2010 at 5:00 PM (PST). We still have not received your vote. Your participation is now critical to ensure that your iShares S&P Global Consumer Discretionary Sector Index Fund is not closed and liquidated. The closure and liquidation of the Fund may result in adverse tax consequences to you as a shareholder.

The existing investment advisory agreement for your iShares S&P Global Consumer Discretionary Sector Index Fund terminated on December 1, 2009 and your iShares Fund is now being managed pursuant to an interim advisory agreement. Shareholder action is now required to approve a new investment advisory agreement for your iShares Fund. Please act now to ensure that your iShares S&P Global Consumer Discretionary Sector Index Fund continues to operate without interruption.

The Board of Trustees of the iShares Funds has unanimously recommended that shareholders vote in favor of the new investment advisory agreement proposal. If we do not have a sufficient number of votes to hold the Meeting, the Board of Trustees of the iShares Funds will take such action it deems necessary and in the best interests of those iShares Funds and their shareholders, including closing and liquidating your iShares S&P Global Consumer Discretionary Sector Index Fund. Again, such an action may result in adverse tax consequences for shareholders. We urge you to vote today without further delay.

To vote your shares, please call 1-866-450-8471. Representatives are available Monday through Friday 9:30 AM to 12:00 Midnight (EST) and Saturday from 10:00 AM to 9:00 PM (EST). If you are an institutional shareholder or a shareholder located outside the U.S. and need assistance in voting your shares, please call +1 646-378-4860 (international collect calls are accepted). You may also vote by internet, as further detailed in this email.

On behalf of the Board of Directors/Trustees of the iShares Funds, please accept my sincere apology for our frequent communications regarding this important matter.

Sincerely,

Lee T. Kranefuss

Chairman of the Boards of Directors/Trustees

iShares, Inc. and iShares Trust

iShares Funds 2010

Final Revised Solicitation Greetings Script

Adjournment Meeting Date: January 28th, 2010

iShares S&P Global Consumer Discretionary Sector Index Fund

Greeting :

Hello, is Mr./Ms.                              available please?

Hi Mr./Ms.                             , my name is                              and I am calling on behalf of your holdings in the iShares S&P Global Consumer Discretionary Sector Index Fund on a recorded line. I apologize in advance for our multiple attempts to contact you over the last few months regarding an important shareholder meeting which has been adjourned to January 28th, 2010.

We have not received your vote on the investment advisory agreement proposal and without your vote, the iShares S&P Global Consumer Discretionary Sector Index Fund may be closed and liquidated, which may result in adverse tax consequences for shareholders. Your Fund’s Board is recommending that you vote in favor of the proposal. Would you like to vote along with the recommendations of the Board?

Act Today to Avoid Potential Adverse Tax Consequences from the

Potential Closure and Liquidation of Your iShares S&P Global

Consumer Discretionary Sector Index Fund

Dear iShares S&P Global Consumer Discretionary Sector Index Fund Shareholder,

I apologize in advance for our multiple attempts to contact you over the last few months regarding a Special Meeting of Shareholders (the “Meeting”) of the iShares S&P Global Consumer Discretionary Sector Index Fund. Due to a lack of sufficient shareholder votes on the new investment advisory agreement proposal, the Meeting has been adjourned for a fifth time to January 28, 2010 at 5:00 PM (PST). We still have not received your vote. Your participation is now critical to ensure that your iShares S&P Global Consumer Discretionary Sector Index Fund is not closed and liquidated. The closure and liquidation of the Fund may result in adverse tax consequences to you as a shareholder.

The existing investment advisory agreement for your iShares S&P Global Consumer Discretionary Sector Index Fund terminated on December 1, 2009 and your iShares Fund is now being managed pursuant to an interim advisory agreement. Shareholder action is now required to approve a new investment advisory agreement for your iShares Fund. Please act now to ensure that your iShares S&P Global Consumer Discretionary Sector Index Fund continues to operate without interruption.

The Board of Trustees of the iShares Funds has unanimously recommended that shareholders vote in favor of the new investment advisory agreement proposal. If we do not have a sufficient number of votes to hold the Meeting, the Board of Trustees of the iShares Funds will take such action it deems necessary and in the best interests of those iShares Funds and their shareholders, including closing and liquidating your iShares S&P Global Consumer Discretionary Sector Index Fund. Again, such an action may result in adverse tax consequences for shareholders. We urge you to vote today without further delay.

To vote your shares, please call 1-866-450-8471. Representatives are available Monday through Friday 9:30 AM to 12:00 Midnight (EST) and Saturday from 10:00 AM to 9:00 PM (EST). If you are an institutional shareholder or a shareholder located outside the U.S. and need assistance in voting your shares, please call +1 646-378-4860 (international collect calls are accepted). You may also vote by internet or mail, as further detailed on the enclosed proxy card.

On behalf of the Board of Directors/Trustees of the iShares Funds, please accept my sincere apology for our frequent communications regarding this important matter.

Sincerely,

Lee T. Kranefuss

Chairman of the Boards of Directors/Trustees

iShares, Inc. and iShares Trust